                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) MARCH 25, 2002
                                                          --------------




                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




              MARYLAND                  1-13232            84-1259577
   -------------------------------    -----------       ----------------
   (State or other jurisdiction of    (Commission       (I.R.S. Employer
   incorporation or organization)     File Number)     Identification No.)



          2000 SOUTH COLORADO BOULEVARD, TOWER TWO,        80222-7900
            SUITE 2-1000, DENVER, CO                        (Zip Code)
          -----------------------------------------        -----------
          (Address of principal executive offices)


        Registrant's telephone number, including area code (303) 757-8101
                                                           ---------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS

         On March 25, 2002, Apartment Investment and Management Company (the "Company") completed the sale of an aggregate of 1,000,000 shares of its Class R Cumulative Preferred Stock, $.01 par value per share (the "Class R Preferred Stock"), to Cohen & Steers Quality Income Realty Fund, Inc., a Maryland corporation and Cohen & Steers Equity Income Fund, Inc., a Maryland corporation. The sale was made pursuant to a purchase agreement, dated as of March 21, 2002, a copy of which is included as Exhibit 1.1 to this Report and incorporated herein by reference. On March 21, 2002, the Company entered into a placement agency agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, a copy of which is included as Exhibit 1.2 to this Report and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

                  The following exhibits are filed with this report:

Exhibit
Number                Description
-------               -----------
1.1                   Purchase Agreement, dated March 21, 2002, by and among
                      Cohen & Steers Quality Income Realty Fund, Inc., Cohen &
                      Steers Equity Income Fund, Inc. and Apartment Investment
                      and Management Company.

1.2 Placement Agency Agreement, dated March 21, 2002, by and among Apartment Investment and Management Company, AIMCO
                      Properties, L.P., and Merrill Lynch & Co., Merrill Lynch,
                      Pierce, Fenner & Smith Incorporated.

4.1                   Articles Supplementary relating to the Class R Cumulative
                      Preferred Stock.

5.1 Opinion of Piper Marbury Rudnick & Wolfe LLP regarding the validity of the Class R Cumulative Preferred Stock.

23.1                  Consent of Piper Marbury Rudnick & Wolfe LLP (included in
                      Exhibit 5.1)

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        APARTMENT INVESTMENT AND
                                        MANAGEMENT COMPANY



Date:  March 25, 2002                   By:  /s/ Peter Kompaniez
                                             ---------------------
                                             Peter Kompaniez
                                             Vice Chairman of the Board
                                             of Directors and President

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit
Number            Description
-------           -----------
1.1               Purchase Agreement, dated March 21, 2002, by and among Cohen &
                  Steers Quality Income Realty Fund, Inc., Cohen & Steers Equity
                  Income Fund, Inc. and Apartment Investment and Management
                  Company.

1.2               Placement Agency Agreement, dated March 21, 2002, by and among
                  Apartment Investment and Management Company, AIMCO Properties,
                  L.P. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
                  Smith Incorporated.

4.1               Articles Supplementary relating to the Class R Cumulative
                  Preferred Stock.

5.1 Opinion of Piper Marbury Rudnick & Wolfe LLP regarding the validity of the Class R Cumulative Preferred Stock.

23.1              Consent of Piper Marbury Rudnick & Wolfe LLP (included in
                  Exhibit 5.1).